[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD GROWTH
AND INCOME FUND

[photos of various countries' flags]
[watermark: chess pieces and numbers]

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED MAY 31, 1999

CAPITAL WORLD GROWTH AND INCOME FUND(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Capital World Growth and Income Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Results at a Glance
(with distributions reinvested)

                                                     Average Annual       Compound Return

                      6 Months      12 Months

                      Through       Through          3 Years              5 Years               Lifetime

                      5/31/99       5/31/99          6/1/96-5/31/99       6/1/94-5/31/99        3/26/93-5/31/99



CAPITAL WORLD

GROWTH AND

INCOME FUND           +8.7%         +9.7%            +17.7%               +17.2%                +17.1%



Morgan Stanley

Capital

International

World Index           +8.9          +13.5            +17.2                +16.1                 +16.1



Lipper Global

Stock

Funds Average         +10.0         +5.2             +12.9                +12.9                 +13.8




The MSCI World Index is unmanaged and measures all of the world's major stock markets, including the U.S. The Lipper Global Stock Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States.

Fund results were computed without a sales charge, unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

Since inception on 3/26/93: +159.60%, or +16.45% a year; 5 years: +120.62%, or
+17.15% a year; 12 months: +7.81%. Sales charges are lower for accounts of $50,000 or more.

The fund's 30-day yield as of June 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 1.69%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

Capital World Growth and Income Fund continued to make good progress during the six months ended May 31, 1999. The value of your investment appreciated 8.7% if, like most shareholders, you reinvested your dividends totaling 21 cents a share and your capital gain distributions totaling $2.29 a share. If you took your dividends in cash, the value of your holdings rose 7.8% and you received an income return of 0.8%.

Your fund differs from most global funds in that it pursues income as well as growth. And in contrast to most global indexes, Capital World Growth and Income Fund invests no more than 40% of its assets in any one country. That makes finding a single benchmark to compare it against quite difficult. The Morgan Stanley Capital International (MSCI) World Index measures 22 major markets, but the steady rise of the U.S. market in recent years means that U.S. stocks now constitute 52% of that index.

In comparison, U.S. stocks make up just under 30% of Capital World Growth and Income Fund's portfolio. Much of the U.S. market rise has been driven by the stocks of a few large companies, many of which we found too highly valued, and which paid low dividends or none at all.

Even so, Capital World Growth and Income Fund's 8.7% return was in line with the 8.9% return of the MSCI World Index. By contrast, the MSCI EAFE(r) (Europe, Australasia, Far East) Index, which measures major markets excluding the United States, was up only 4.2% for the period. Your fund slightly trailed the global stock fund average return of 10.0%, as measured by Lipper, Inc.

THE SIX MONTHS IN REVIEW

When Capital World Growth and Income Fund's fiscal year began on December 1, markets around the world were staging a lively recovery from one of the most turbulent periods in recent memory. After retreating to the safe haven of government bonds late last summer, investors around the world rekindled their romance with stocks in the fall, confident that they had seen the worst of the market turmoil prompted by the crises in Asia and Russia.

Recovery in the U.S. stock market, by far your fund's largest country concentration, continued throughout the six months. Once again driven by large-company stocks and megamergers, the U.S. market closed the first half of the fund's fiscal year with a 13.2% gain. (All market returns are based on MSCI country indexes, expressed in dollar terms unless otherwise stated, and assume reinvestment of dividends.)

Despite the overall gains, individual holdings reflected the mixed nature of the U.S. market during the period. One of Capital World Growth and Income Fund's largest holdings, U.S. utilities giant Williams Companies, for example, was up 79.8%. By contrast, another of the fund's larger investments, First Union, was down 24.2%. The disappointing result reflected the bank's problems in gaining the full efficiencies of its recent merger with CoreStates Financial. There was also a general decline in the stocks of banks amid fears of some loan losses in developing countries, particularly Russia and parts of Latin America, as well as concerns that the Federal Reserve would raise interest rates. That said, we believe many bank stocks still offer attractive opportunities for long-term growth and above-average dividends.

WHERE THE
FUND'S ASSETS
WERE INVESTED
Percent by country as of 5/31/99
[begin pie chart]

EUROPE                 34.7%



United Kingdom         12.7

Germany                4.1

Italy                  4.0

Netherlands            3.8

France                 2.6

Sweden                 1.9

Denmark                .9

Spain                  .8

Ireland                .7

Norway                 .6

Poland                 .6

Luxembourg             .5

Switzerland            .4

Finland                .4

Croatia                .3

Portugal               .2

Belgium                .2





THE AMERICAS           37.4%



United States          29.9

Canada                 4.9

Mexico                 1.1

Argentina              .9

Brazil                 .5

Chile                  .1



ASIA/PACIFIC           14.4%



Japan                  4.8

Australia              4.6

Hong Kong              2.0

Philippines            1.1

New Zealand            1.0

Thailand               .4

South Korea            .3

Israel                 .2



OTHER                  1.1%



Supranational          .6

South Africa           .5





BONDS, CASH

& EQUIVALENTS          12.4%



                       100.0%




[end chart]

The telecommunications sector has experienced tremendous growth in recent years, and Capital World Growth and Income Fund was well-positioned to take advantage of the trend. At 15.7% of assets, telecommunications is the portfolio's heaviest industry concentration, as it has been for some time. German telecommunications provider Mannesmann, a major holding for Capital World Growth and Income Fund, was up 26.4%, for instance.

Canada, your fund's third-largest country concentration, experienced solid economic growth and a stronger currency, helping the stock market post a 15.4% gain. Across the Atlantic, most European markets climbed in the early winter, fueled by a flurry of merger activity and optimism about the new single currency, the euro, which was introduced on January 1. The MSCI Europe Index reached a record high on January 6. A slump in economic growth in much of Europe interrupted the momentum, however, and several European markets ended the period lower than where they had started.

The major stock markets of the European Monetary Union did post gains if measured in the euro, but unfortunately those gains were offset by a drop in value of the euro against the dollar, leading to lower, and in some cases, negative results for euro-based investments measured in U.S. dollars.

France, for instance, ended the six months with a strong 13.6% return in the local currency, which translated into a meek 2.4% increase in U.S. dollar terms. Faring worse, the German market declined 6.8% measured in U.S. dollars. German telecommunications providers did well nonetheless. Alongside Mannesmann, mentioned earlier, Deutsche Telekom posted a 41.8% return.

In the United Kingdom, the fund's second-largest country concentration, the stock market was soft amid an idle economy and fears that the strong pound would negatively affect British trade. To stimulate growth, the Bank of England slashed interest rates four times during the period, helping the stock market close the six months with a 5.6% return. Dixons Group, for instance, the United Kingdom's largest retailer of consumer electronics and one of Capital World Growth and Income Fund's largest holdings, experienced a 46.0% increase.

On the other side of the globe, investors cautiously returned to Asia, pulling markets out of their earlier misery. In an effort to reverse Japan's worst recession since World War II, the Japanese government cut taxes and increased the money supply to stimulate spending and economic growth. The Japanese market responded by finishing the period with a 14.6% gain. The fund was underweighted in Japan, largely because few stocks provided much if any yield in a market where the average gross dividend yield was a very low 0.8% for the period as measured by MSCI.

The Hong Kong stock market also staged a comeback with a gain of 17.9%, while Philippine stocks returned 19.6%. Elsewhere in developing markets, Mexico rebounded vigorously from financial woes that had dragged its equity market into the negative zone six months ago, posting a remarkable 47.5% increase. The stock of Telefonos de Mexico illustrated the trend, ending the six months with a 71.7% gain.

A NOTE ON DIVIDENDS

Capital World Growth and Income Fund paid dividends of 9 cents a share in December and 12 cents a share in March. On June 7, after the end of the fiscal reporting period, the fund paid a dividend of 18 cents a share. Dividends vary from quarter to quarter, mainly because companies outside North America typically pay dividends annually or semi-annually, as opposed to quarterly, which is customary in the United States. Dividends paid by the fund in September, December and March generally are smaller than those paid in June.

LOOKING FORWARD

A number of countries including Japan still struggle to strengthen flagging economies. Adjustment to a single currency continues in Europe. In the United States, inflation shows some signs of increasing. We believe, however, that the outlook for global investing remains very encouraging, especially when viewed over the long term. Deregulation of various industries is progressing around the world, creating new investment opportunities and leading businesses to expand beyond their borders. Inflation remains tame in much of the world, and interest rates are still low. As globalization continues, we believe world markets will continue to provide attractive opportunities for both growth and income.

As always, we will closely monitor economic and political developments while combing the globe for solid, well-managed companies and investing in the best of them on your behalf. Despite the low level of dividends in many major stock markets today, the fund continues to achieve not only solid growth, but also significantly higher income than most global stock funds. As the table on the inside front cover indicates, over its lifetime the fund has outpaced the MSCI World Index as well as the average global equity fund, as measured by Lipper.

We look forward to reporting to you again in six months.

Cordially,

/s/Thierry Vandeventer
Thierry Vandeventer
Chairman of the Board

/s/Paul G. Haaga
Paul G. Haaga
President

July 16, 1999

                                           PERCENT OF       PERCENT CHANGE IN

10 LARGEST                                 THE FUND'S       U.S. $ SHARE PRICE

EQUITY               COUNTRY               NET ASSETS       SINCE 11/30/98
HOLDINGS



Telecom Italia       Italy                 2.92%            -2.88%

Deutsche             Germany               1.92             +41.82
Telekom

Williams             USA                   1.77             +79.83
Companies

Mannesmann           Germany               1.50             +26.39

AstraZeneca          United Kingdom        1.27             +7.18

Dixons Group         United Kingdom        1.05             +46.03

Northeast            USA                   1.02             +11.90
Utilities

AT&T - Liberty       USA                   1.02           +64.81
Media Group

ING Groep            Netherlands           1.01             -6.88

First Union          USA                   .97              -24.18




Capital World Growth and Income Fund
Investment Portfolio, May 31, 1999
                                                                                 Unaudited

                                                              Shares or   Market Percent
                                                               Principal   Value  of Net
Equity Securitites                                                Amount (Million Assets
--------------------------------------------                    -------- ----------------

TELECOMMUNICATIONS  -  15.74%
Telecom Italia SpA, nonconvertible savings shares (Italy)      30,651,752$165.494
Telecom Italia SpA                                              9,888,775 101.659   2.92%
Deutsche Telekom AG (Germany)                                   4,411,618 175.545    1.92
Mannesmann AG (ADR) (Germany)                                     938,250 128.540
Mannesmann AG                                                      62,500   8.518    1.50
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)           1,032,300  82.520     .90
Telecom Corp. of New Zealand Ltd. (New Zealand)                 9,191,000  39.677
Telecom Corp. of New Zealand Ltd. (ADR)                           720,700  24.954     .85
Telecom Corp. of New Zealand Ltd. (1)                           3,038,610  13.117
Tele Danmark AS (Denmark)                                         379,900  38.733
Tele Danmark AS, Class B (ADR)                                    565,100  28.926     .74
Koninklijke PTT Nederland NV (Netherlands)                      1,286,571  61.969     .68
U S WEST, Inc. (USA)                                            1,036,500  56.036     .61
Telecom Italia Mobile SpA, savings shares (Italy)              12,565,800  42.197
Telecom Italia Mobile SpA                                       2,224,200  13.057     .60
Telefonica, SA (Spain)                                          1,103,130  52.766     .58
Telecom Argentina STET-France Telecom SA, Class B               1,511,700  43.084     .47
 (ADR) (Argentina)
British Telecommunications PLC (United Kingdom)                 2,000,000  33.617     .37
France Telecom SA (France)                                        407,000  31.120     .34
NTT Mobile Communications Network, Inc. (Japan)                       513  27.936     .30
Swisscom AG (Switzerland) (2)                                      68,126  24.493     .27
Teleglobe Inc. (Canada)                                           808,100  24.431     .27
Korea Telecom Corp. (ADR) (South Korea) (2)                       744,500  23.684     .26
Nextel Communications, Inc., Series D, 13.00%                      14,455  15.467
 preferred 2009 (USA) (2,3)
Nextel Communications, Inc. convertible preferred 2013 (1,2)       20,000   8.000     .26
TELECEL - Comunicacoes Pessoais, SA (Portugal)                    178,000  22.350     .24
Nortel Inversora SA, preferred, Class B (ADR) (Argentina)       1,465,000  22.158     .24
Philippine Long Distance Telephone Co. (ADR) (Philippines)        750,000  21.656     .24
Embratel Participacoes SA (ADR) (Brazil)                        1,500,000  20.625     .22
AT&T Corp. (USA)                                                  350,000  19.425     .21
Mobistar NV (Belgium) (1,2)                                       300,000  16.978     .19
Telefonica de Argentina SA, Class B (ADR) (Argentina)             504,500  16.333     .18
AirTouch Communications (USA) (2)                                 100,000  10.050     .11
Telesp Celular Participacoes SA, preferred (Brazil)           190,915,800   8.806
Telesp Celular Participacoes SA                                32,000,000    .942     .11
SmarTone Telecommunications Holdings Ltd. (Hong Kong            2,000,000   6.203     .07
 - Incorporated in Bermuda) (1)
Crown Castle International Corp., 12.75% preferred 2010             5,159   5.469     .06
 (USA) (1,2,3)
DDI Corp. (Japan)                                                     500   2.299     .03


BANKING  -  11.12%
First Union Corp. (USA)                                         1,929,700  88.887     .97
Australia and New Zealand Banking Group Ltd. (Australia)        9,405,862  68.222     .75
Washington Mutual, Inc. (USA)                                   1,630,000  62.246     .68
Royal Bank of Canada (Canada)                                   1,259,200  57.683     .63
Westpac Banking Corp. (Australia)                               7,200,589  49.263     .54
Commonwealth Bank of Australia (Australia)                      2,993,172  48.081     .53
Bank of Scotland (United Kingdom)                               3,200,000  43.581     .48
Toronto-Dominion Bank (Canada)                                    808,200  42.673     .47
ABN AMRO Holding NV (Netherlands)                               1,923,313  42.518     .46
Siam Commercial Bank PCL, units (Thailand) (1,2)               28,600,000  39.347     .43
Bank of the Philippine Islands (Philippines)                   12,154,520  38.484     .42
Wells Fargo & Co. (USA)                                           900,000  36.000     .39
Safra Republic Holdings SA (Luxembourg)                           532,000  35.663     .39
Hang Seng Bank Ltd. (Hong Kong)                                 3,300,000  35.322     .39
National Australia Bank Ltd. (Australia)                        2,037,527  32.972     .36
National Bank of Canada (Canada)                                2,000,000  29.793     .33
BANK ONE CORP. (USA)                                              484,000  27.376     .30
SunTrust Banks, Inc. (USA)                                        365,000  24.638     .27
Bank of Nova Scotia (Canada)                                    1,128,400  24.467     .27
HSBC Holdings PLC (United Kingdom)                                717,533  23.467     .26
Asahi Bank, Ltd. (Japan)                                        4,150,000  19.659     .21
Bank Leumi le-Israel B.M. (Israel) (2)                         10,250,000  19.303     .21
Corporacion Bancaria de Espana, SA (Spain)                        860,000  19.226     .21
Wilmington Trust Corp. (USA)                                      300,000  17.644     .19
Unidanmark A/S, Class A (Denmark)                                 215,000  15.055     .16
Chase Manhattan Corp. (USA)                                       200,000  14.500     .16
Sakura Bank, Ltd. (Japan)                                       4,000,000  13.511     .15
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)     480,000  10.830     .12
Fuji Bank, Ltd. (Japan)                                         1,700,000  10.714     .12
Skandinaviska Enskilda Banken AB, Class A (Sweden)                800,000   9.662     .10
Sanwa International Finance (Bermuda) Trust 1.25%             849,000,000   7.239     .08
 preferred share units 2005 (Japan) (1)
ForeningsSparbanken AB, Class A (Sweden)                          226,600   4.632     .05
Banco de Galicia y Buenos Aires SA, Class B (ADR) (Argentina)     192,112   4.022     .04


UTILITIES: ELECTRIC & GAS  -  5.53%
Williams Companies, Inc. (USA)                                  3,120,000 161.655    1.77
Northeast Utilities (USA) (2)                                   5,290,000  93.236    1.02
Dynegy Inc.  (USA)                                              1,975,000  34.192     .37
Columbia Energy Group (USA)                                       591,600  31.651     .35
National Power PLC (United Kingdom)                             3,830,000  29.773     .33
El Paso Energy Corp. (USA)                                        560,000  20.195     .22
Scottish and Southern Energy PLC (United Kingdom)               2,079,138  19.703     .21
Public Service Co. of New Mexico (USA)                            864,300  17.934     .20
MidAmerican Energy Holdings Co. (formerly                         500,000  16.875     .18
 CalEnergy Co., Inc.) (USA) (2)
Niagara Mohawk Holdings, Inc. (USA) (2)                         1,100,000  16.363     .18
Sonat Inc. (USA)                                                  454,100  16.092     .18
K N Energy, Inc. (USA)                                            547,500  11.737     .13
Australian Gas Light Co. (Australia)                            1,734,726  10.974     .12
NICOR Inc. (USA)                                                  175,000   6.584     .07
Empresa Nacional de Electricidad SA (ADR) (Chile)                 598,487   6.546     .07
National Fuel Gas Co. (USA)                                       127,000   6.033     .07
Scottish Power PLC (United Kingdom)                               400,000   3.402     .04
KeySpan Energy Corp. (USA)                                         85,200   2.300     .02


HEALTH & PERSONAL CARE  -  4.42%
AstraZeneca PLC (United Kingdom)                                2,944,834 115.756    1.27
Elan Corp., PLC (ADR) (Ireland) (2)                               830,000  44.820
Elan Finance Corp. 0.00% convertible debentures 2018 (1)      $29,000,000  14.754     .75
Athena Neurosciences, Inc. 4.75% convertible                   $9,176,000   9.555
 debentures 2004
Pfizer Inc. (USA)                                                 538,000  57.566     .63
Glaxo Wellcome PLC (United Kingdom)                             2,000,000  55.387     .61
Forest Laboratories, Inc. (USA) (2)                               750,000  35.719     .39
PLIVA d.d. (GDR) (Croatia)                                      1,500,000  24.375     .27
Merck & Co., Inc. (USA)                                           289,400  19.534     .21
Eli Lilly and Co. (USA)                                           200,000  14.287     .16
Luxottica Group SpA (ADR) (Italy)                                 790,700  12.454     .13


MERCHANDISING  -  4.10%
Dixons Group PLC (United Kingdom)                               5,430,000  95.813    1.05
Tesco PLC (United Kingdom)                                     18,889,753  54.808     .60
J.C. Penney Co., Inc. (USA)                                       800,000  41.350     .45
Loblaw Companies Ltd. (Canada)                                  1,172,100  30.824     .34
Safeway PLC (United Kingdom)                                    6,500,000  26.897     .29
Limited Inc. (USA)                                                513,700  25.107     .27
Kingfisher PLC (United Kingdom)                                 1,686,000  21.214     .23
MYCAL Corp. (Japan)                                             3,578,000  19.780     .22
Lowe's Companies, Inc. (USA)                                      300,000  15.581     .17
Tandy Corp. (USA)                                                 150,000  12.375     .14
Coles Myer Ltd. (Australia)                                     2,150,882  11.241     .12
Wal-Mart Stores, Inc. (USA)                                       250,000  10.656     .12
Koninklijke Ahold NV 3.00% convertible                         $9,513,000   5.720     .06
 debentures 2003 (Netherlands)
George Weston Ltd. (Canada)                                        83,300   3.434     .04


BUSINESS & PUBLIC SERVICES  -  3.63%
TNT Post Groep (Netherlands)                                    3,083,200  77.300     .85
Brambles Industries Ltd. (Australia)                            1,524,354  40.632     .45
United Utilities PLC (United Kingdom)                           2,591,910  31.160     .34
Suez Lyonnaise des Eaux (France)                                  150,000  24.795
Suez Lyonnaise des Eaux, tax-free rights (Belgium) (2)            135,000    .001     .27
Hays PLC (United Kingdom)                                       2,560,000  23.835     .26
Thames Water PLC (United Kingdom)                               1,266,667  19.395     .21
Hyder PLC (United Kingdom)                                      1,495,000  17.985     .20
Electronic Data Systems Corp. (USA)                               300,000  16.875     .18
Quintiles Transnational Corp. 4.25% convertible               $14,000,000  15.488     .17
 debentures 2000 (USA) (1)
Omnicom Group Inc. (USA)                                          200,000  14.000     .15
Columbia/HCA Healthcare Corp. (USA)                               550,000  12.959     .14
Cintas Corp. (USA)                                                200,000  12.700     .14
Cendant Corp. 7.50% PRIDES convertible preferred (USA)            300,000   9.525     .10
American Water Works Co., Inc. (USA)                              300,000   9.300     .10
Hutchison Delta Finance Ltd. 7.00% convertible debentures
  2002 (Hong Kong-Incorporated in the Cayman Islands (1,4)     $6,000,000   6.000     .07


BEVERAGES & TOBACCO  -  3.63%
Imperial Tobacco Ltd. (United Kingdom)                          7,290,295  81.926     .90
RJR Nabisco Holdings Corp. (USA)                                2,025,000  62.648     .68
Gallaher Group PLC (United Kingdom)                             9,500,000  59.994     .66
Foster's Brewing Group Ltd. (Australia)                        21,112,399  59.760     .65
Philip Morris Companies Inc. (USA)                                800,000  30.850     .34
Swedish Match AB (Sweden)                                       4,000,000  14.539     .16
Coca-Cola Amatil Ltd. (Australia)                               1,929,325   8.218     .09
UST Inc. (USA)                                                    200,000   6.100     .07
Asahi Breweries, Ltd. (Japan)                                     318,000   4.027     .04
Coca-Cola Beverages PLC (United Kingdom) (2)                    2,006,362   3.709     .04


FOREST PRODUCTS & PAPER  -  3.07%
Fort James Corp. (USA)                                          1,700,000  62.263     .68
Smurfit-Stone Container Corp. (USA) (2)                         2,471,300  53.287     .58
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                400,000  34.575     .38
Metsa-Serla Oy 4.375% convertible debentures 2002             $30,000,000  28.350     .31
 (Finland) (1)
Bowater Inc. (USA)                                                500,000  25.750     .28
International Paper Co. (USA)                                     445,560  22.278     .24
Champion International Corp. (USA)                                330,000  16.911     .19
Kimberly-Clark de Mexico, SA de CV (Mexico)                     4,400,000  14.538     .16
Sonoco Products Co. (USA)                                         577,500  14.438     .16
UPM-Kymmene Corp. (Finland)                                       287,000   8.390     .09


BROADCASTING & PUBLISHING  -  2.85%
AT&T Corp. - Liberty Media Group (USA) (2)                      1,396,250  92.763    1.02
Time Warner Inc. (USA)                                            825,000  56.152     .61
Viacom Inc., Class B (USA) (2)                                    850,000  32.725     .36
CANAL (France)                                                     59,356  17.135     .19
ProSieben Media AG (Germany)                                      400,000  17.040     .19
News Corp. Ltd., preferred (Australia)                          1,934,770  14.754     .16
Seat Pagine Gialle SpA (Italy)                                  6,000,000   8.164
Seat Pagine Gialle SpA, savings shares                          7,000,000   5.853     .15
United Pan-Europe Communications NV (Netherlands) (2)             175,600  10.732     .12
CanWest Global Communications Corp. (Canada)                      387,300   5.047     .05


REAL ESTATE  -  2.80%
Sun Hung Kai Properties Ltd. (Hong Kong)                        6,360,000  50.850     .56
Hysan Development Co. Ltd. (Hong Kong)                         21,000,000  31.008     .34
AMB Property Corp. (USA)                                        1,300,000  29.250     .32
Meditrust Corp. (USA)                                           1,630,339  22.621     .25
Amoy Properties Ltd. (Hong Kong)                               27,000,000  22.284     .24
CarrAmerica Realty Corp. (USA)                                    850,000  21.197     .23
IndyMac Mortgage Holdings, Inc. (USA)                           1,300,000  19.256     .21
Unibail (France) (2)                                              116,300  15.728
Unibail, warrants, expire 2004 (2)                                116,300    .490     .18
Hongkong Land Holdings Ltd. (Hong Kong - Incorporated           9,999,700  13.799     .15
 in Bermuda)
SM Prime Holdings, Inc. (Philippines)                          52,885,000  11.582     .12
Security Capital Global Realty (Luxembourg) (1,2,4)               450,000   9.000     .10
Cheung Kong (Holdings) Ltd. (Hong Kong)                         1,100,000   8.937     .10


MULTI-INDUSTRY  -  2.74%
Williams PLC (United Kingdom)                                   8,000,000  46.775     .51
Orkla AS, Class A (Norway)                                      1,232,000  19.295
Orkla AS, Class B                                               1,404,000  19.152     .42
Invensys PLC (formerly Siebe PLC) (United Kingdom)              7,980,000  36.319     .40
JG Summit Holdings, Inc. 3.50% convertible                    $26,000,000  19.240     .21
 debentures 2003 (Philippines)
Swire Pacific Ltd., Class A (Hong Kong)                         4,000,000  19.086     .21
TI Group PLC (United Kingdom)                                   2,230,781  16.863     .19
Lend Lease Corp. Ltd. (Australia)                               1,329,620  16.830     .18
Ayala Corp. 3.00% convertible debentures 2000 (Philippines)   $10,000,000  12.144     .13
Harsco Corp. (USA)                                                363,600  11.863     .13
AlliedSignal Inc. (USA)                                           200,000  11.613     .13
Canadian Pacific Ltd. (Canada)                                    400,000   9.150     .10
Berkshire Hathaway Inc., Class A (USA) (2)                             98   7.056     .08
FMC Corp. (USA) (2)                                                70,000   4.633     .05


ELECTRICAL & ELECTRONIC  -  2.59%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)               2,600,000  69.294
Telefonaktiebolaget LM Ericsson, Class B (ADR)                    300,000   8.081     .85
Siemens AG (Germany)                                              500,000  33.550     .37
Premier Farnell PLC (United Kingdom)                            7,400,000  31.332     .34
Toshiba Corp. (Japan)                                           4,000,000  24.617     .27
Elektrim SA 2.00% convertible debentures 2004 (Poland)         $9,000,000   5.649
Elektrim SA                                                     1,500,000  17.534     .25
Nortel Networks Corp. (formerly Northern Telecom Ltd.)            200,000  15.000     .16
 (Canada)
General Electric Co. (USA)                                        125,000  12.711     .14
York International Corp. (USA)                                    250,000  10.547     .12
Matsushita Communication Industrial Co., Ltd. (Japan)             133,000   8.503     .09


INSURANCE  -  2.24%
ING Groep NV (Netherlands)                                      1,725,683  92.005    1.01
Allstate Corp. (USA)                                              600,000  21.863     .24
PartnerRe Holdings Ltd. (Singapore - Incorporated                 550,000  20.453     .22
 in Bermuda)
Independent Insurance Group PLC (United Kingdom)                3,460,000  16.118     .18
Mercury General Corp.  (USA)                                      425,000  15.327     .17
Fairfax Financial Holdings Ltd. (Canada) (2)                       35,300   9.918
Fairfax Financial Holdings Ltd., subscription                      11,000   3.091     .14
 receipts (1,2)
Transatlantic Holdings, Inc. (USA)                                170,400  12.769     .14
Norwich Union PLC (United Kingdom)                              1,805,000  12.757     .14
Corporacion Mapfre, CIR, SA (Spain)                                22,017    .455     .00


ENERGY SOURCES  -  2.15%
Shell Canada Ltd., Class A (Canada)                             2,437,300  46.480     .51
 'Shell' Transport and Trading Co., PLC (New York                 650,000  28.681
 Registered Shares) (United Kingdom)
Royal Dutch Petroleum Co. (Netherlands)                           100,000   5.555     .42
Royal Dutch Petroleum Co. (New York Registered Shares)             80,000   4.525
Elf Aquitaine (France)                                            200,000  28.879     .32
Mobil Corp. (USA)                                                 200,000  20.250     .22
ENI SpA (Italy)                                                 2,900,000  17.996     .20
TOTAL, Class B (France)                                           100,687  12.203     .13
Broken Hill Proprietary Co. Ltd. (Australia)                    1,138,766  11.681     .13
Pioneer Natural Resources Co. (USA)                               683,919   7.438     .08
Esso SA Francaise (France)                                         78,567   6.865     .07
Unocal Corp. (USA)                                                160,000   6.360     .07


DATA PROCESSING & REPRODUCTION  -  2.15%
Computer Associates International, Inc. (USA)                   1,250,000  59.141     .65
Microsoft Corp. (USA) (2)                                         490,000  39.537     .43
Fujitsu Ltd. (Japan)                                            1,000,000  16.642
Fujitsu Ltd., warrants, expire 2000 (2)                             5,670  15.380     .35
Oracle Corp. (USA) (2)                                          1,290,000  32.009     .35
3Com Corp. (USA) (2)                                              800,000  21.850     .24
Compaq Computer Corp. (USA)                                       500,000  11.844     .13


CHEMICALS  -  2.12%
Praxair, Inc. (USA)                                             1,117,200  54.533     .60
BOC Group PLC (United Kingdom)                                  2,000,000  34.193     .38
Airgas, Inc. (USA) (2)                                          2,367,100  27.074     .30
DSM NV (Netherlands)                                              267,989  24.896     .27
Sherwin-Williams Co. (USA)                                        572,000  17.625     .19
Monsanto Co. (USA)                                                352,200  14.616     .16
Millennium Chemicals Inc. (USA)                                   469,500  11.708     .13
L'Air Liquide (France)                                             57,555   8.646     .09


ELECTRONIC COMPONENTS  -  1.98%
Micron Technology, Inc. (USA) (2)                               2,000,000  75.875     .83
Advanced Micro Devices, Inc. (USA) (2)                          1,500,000  27.750     .30
Hoya Corp. (Japan)                                                430,000  21.858     .24
Rohm Co., Ltd. (Japan)                                            100,000  13.042     .14
Corning Inc. (USA)                                                203,100  11.094     .12
Intel Corp. (USA)                                                 200,000  10.812     .12
Altera Corp. (USA) (2)                                            300,000  10.444     .12
Murata Manufacturing Co., Ltd. (Japan)                            180,000   9.891     .11


METALS: NONFERROUS  -  1.91%
Freeport-McMoRan Copper & Gold Inc., Class B (USA)              3,269,800  46.186     .50
Alcoa Inc. (USA)                                                  650,000  35.750     .39
KGHM Polska Miedz SA (GDR) (Poland)                             2,874,000  35.207     .39
Billiton PLC  (United Kingdom)                                  8,200,000  25.662     .28
Gencor Ltd. (South Africa)                                      8,000,000  20.401     .22
Pechiney, Class A (France)                                        299,300  11.570     .13


AUTOMOBILES  -  1.67%
Volvo AB, Class B (Sweden)                                      2,250,000  56.961     .62
Renault SA (France)                                               900,000  34.876     .38
Suzuki Motor Corp. (Japan)                                      2,100,000  29.689     .33
General Motors Corp. (USA)                                        300,000  20.700     .23
Bayerische Motoren Werke AG (Germany)                              15,600   9.964     .11


INDUSTRIAL COMPONENTS  -  1.60%
Federal-Mogul Corp. (USA)                                       1,045,000  48.201     .53
THK Co., Ltd. (Japan)                                           2,280,000  42.264     .46
Tomkins PLC (United Kingdom)                                    8,250,000  29.748     .33
Lear Corp. (USA) (2)                                              230,000  11.313     .12
Morgan Crucible Co. PLC (United Kingdom)                        2,161,523  10.138     .11
Delphi Automotive Systems Corp. (USA) (2)                         209,679   4.115     .05


FINANCIAL SERVICES  -  1.44%
Household International, Inc. (USA)                             1,485,000  64.412     .70
Nichiei Co., Ltd. (Japan)                                         350,100  26.420     .29
Shohkoh Fund & Co., Ltd. (Japan)                                   38,000  21.163     .23
OM Gruppen AB (Sweden)                                            790,000   9.954     .11
Bell Atlantic Financial Services, Inc. 4.25% senior
  exchangeable notes2005 (USA) (1)                             $5,000,000   5.156     .06
Associates First Capital Corp., Class A (USA)                      70,000   2.870     .03
Freddie Mac (USA)                                                  30,000   1.750     .02


GOLD MINES  -  1.32%
Barrick Gold Corp. (Canada)                                     3,000,000  51.750     .57
Homestake Mining Co. (USA)                                      2,500,000  19.531     .21
Normandy Mining Ltd. (Australia)                               20,630,175  14.935
Normandy Mining Ltd., options, expire 2001 (2)                 30,000,000   1.878     .18
Gold Fields Ltd. (South Africa)                                 3,818,386  11.942     .13
Newcrest Mining Ltd. (Australia) (2)                            6,000,000  11.153     .12
Anglogold Ltd. (South Africa)                                     250,000   9.904     .11


ENERGY EQUIPMENT  -  0.88%
Baker Hughes Inc. (USA)                                         1,422,300  44.269     .49
Schlumberger Ltd. (Netherlands Antilles)                          415,000  24.978     .27
Halliburton Co. (USA)                                             259,800  10.749     .12


FOOD & HOUSEHOLD PRODUCTS  -  0.79%
Reckitt & Colman PLC (United Kingdom)                           4,409,437  49.410     .54
Nestle SA (Switzerland)                                             6,452  11.577     .13
Groupe Danone (France)                                             40,000  10.986     .12


LEISURE & TOURISM  -  0.70%
Seagram Co. Ltd. (Canada)                                         800,000  41.550     .45
NCL Holding ASA (Norway) (2)                                    4,186,200  12.319     .14
Village Roadshow Ltd., Class A, 5.50% preferred (Australia)     2,806,287   4.210
Village Roadshow Ltd., Class A, 5.50% preferred (1)             2,500,000   3.750     .11
Village Roadshow Ltd.                                           1,200,000   2.113


APPLIANCES & HOUSEHOLD DURABLES  -  0.59%
Sony Corp. (Japan)                                                350,000  32.757     .36
Koninklijke Philips Electronics NV (Netherlands)                  250,000  21.391     .23


RECREATION & OTHER CONSUMER PRODUCTS  -  0.51%
Nintendo Co., Ltd. (Japan)                                        175,000  20.473     .22
EMI Group PLC (United Kingdom)                                  1,865,067  13.263     .15
Mattel, Inc. (USA)                                                500,000  13.219     .14


AEROSPACE & MILITARY TECHNOLOGY  -  0.47%
Bombardier Inc., Class B (Canada)                               2,210,800  34.359     .38
Boeing Co. (USA)                                                  140,000   5.915     .06
Raytheon Co., Class A (USA)                                        42,180   2.802     .03


METALS: STEEL  -  0.33%
Usinor Sacilor (France)                                         1,400,000  19.021     .21
British Steel PLC (United Kingdom) (2)                          4,550,600   9.652     .10
N.T.S. Steel Group PCL 4.00% convertible debentures            $6,670,000    .667     .01
 2008 (Thailand) (2)
Ispat Industries Ltd. 3.00% convertible debentures             $2,800,000    .616     .01
 2001 (India) (1)


MACHINERY & ENGINEERING  -  0.31%
Fuji Machine Mfg. Co., Ltd. (Japan)                               520,000  15.465     .17
AIDA Engineering, Ltd. (Japan)                                  4,065,000  12.927     .14


ELECTRONIC INSTRUMENTS  -  0.29%
ADVANTEST CORP. (Japan)                                           330,000  26.073     .29


BUILDING MATERIALS & COMPONENTS  -  0.26%
BPB PLC (United Kingdom)                                        5,114,600  24.153     .26


TRANSPORTATION: RAIL & ROAD  -  0.21%
Westshore Terminals  Inc. (Canada) (1)                          3,040,900  12.382     .13
CSX Corp. (USA)                                                   150,000   7.041     .08

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.19%
Cie. de Saint-Gobain (France)                                     111,377  17.438     .19


TRANSPORTATION: AIRLINES  -  0.15%
Air New Zealand Ltd., Class B (New Zealand)                     6,320,000  13.371     .15


WHOLESALE & INTERNATIONAL TRADE  -  0.07%
Ingram Micro, 0.00 convertible debentures 2018 (USA) (1)      $18,700,000   6.335     .07


TEXTILES & APPAREL  -  0.04%
Courtaulds Textiles PLC (United Kingdom)                        1,641,500   3.547     .04


MISCELLANEOUS  -  1.03%
Other equity securities in initial period of acquisition                   93.858    1.03

                                                                         ------------------
TOTAL EQUITY SECURITIES (cost: $6,267.517 million)                       8,007.79   87.62
                                                                         ------------------

                                                               Principal
                                                                  Amount
Bonds and Notes                                               (Millions)
--------------------------------------------                    -------- ----------------
INDUSTRIALS  -  0.19%
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                     $11.650   7.369
Indah Kiat International Finance 8.875% 2000                        2.290   1.918     .11
Indah Kiat Global BD 12.50% 2006                                    1.000    .742
Container Corp. of America, Series A, 11.25% 2004                   6.000   6.300
Container Corp. of America 9.75% 2003                               1.000   1.035     .08
                                                                         ------------------

TELEPHONE  -  0.07%
Netia Holdings BV 10.25% 2007                                       4.125   3.785
Netia Holdings BV 0%/11.25% 2007 (5)                                3.750   2.466     .07
                                                                         ------------------


FINANCIAL  -  0.02%
APP Finance (VI) Mauritius Ltd. 11.75% 2005                         2.800   2.114     .02
                                                                         ------------------

ARGENTINEAN GOVERNMENT  -  0.21%
Argentina (Republic of) 11.75% 2007                             ARP8.000    6.645
Argentina (Republic of) 11.00% 2006                                $7.000   6.317
Argentina (Republic of) 8.75% 2002                              ARP4.000    3.333     .21
Argentina (Republic of) 11.375% 2017                               $3.000   2.636
                                                                         ------------------

BRAZILIAN GOVERNMENT  -  0.85%
Brazil (Federal Republic of), Bearer 8.00% 2014                   123.496  77.494     .85
                                                                         ------------------

SOUTH AFRICAN GOVERNMENT  -  0.24%
South Africa (Republic of) 13.00% 2010                        ZAR157.500   22.055     .24
                                                                         ------------------

TOTAL BONDS AND NOTES (cost: $147.658 million)                            144.209    1.58



Short-Term Securities
--------------------------------------------                    -------- ----------------
CORPORATE SHORT-TERM NOTES  -  9.72%

International Lease Finance Corp. 4.79%-4.82%                     $63.200  62.606     .69
 due 7/8-8/24/1999
Svenska Handelsbanken 4.81% due 7/14-8/10/1999                     55.500  55.008     .60
Halifax PLC 4.80%-4.85% due 7/12-8/23/1999                         55.500  54.969     .60
BMW U.S. Capital Corp. 4.80%-4.84% due 6/7-7/12/1999               54.580  54.368     .59
Rio Tinto America, Inc. 4.83%-4.85% due 6/7-7/23/1999 (1)          52.000  51.831     .57
DaimlerChrysler NA Holdings 4.79%-4.84% due 7/20-8/10/1999         50.000  49.613     .54
Shell Finance (UK) PLC 4.78%-4.79% due 7/21-8/9/1999               43.000  42.636     .47
Motiva Enterprises LLC 4.79%-4.83% due 6/2-7/19/1999               40.300  40.156     .44
Toyota Motor Credit Corp. 4.75%-4.80% due 6/14-7/9/1999            40.300  40.146     .44
Xerox Capital (Europe) PLC 4.83% due 6/3/1999                      40.000  39.984     .44
Abbey National North America 4.80%-4.81% due 7/15-8/9/1999         40.000  39.701     .43
Coca-Cola Co. 4.76%-4.77% due 6/28-8/13/1999                       39.600  39.286     .43
American Honda Finance Corp. 4.81%-4.82% due 6/11-7/27/1999        39.400  39.231     .43
Associates First Capital Corp. 4.80%-4.81% due 6/29-7/16/1999      37.800  37.585     .41
Reed Elsevier Inc. 4.82%-4.84% due 6/17-7/28/1999                  37.800  37.566     .41
Repsol International Finance BV 4.80%-4.82% due 7/15-8/12/1999     37.800  37.453     .41
National Australia Funding (DE) Inc. 4.77%-4.78%                   29.700  29.584     .32
 due 6/21-7/26/1999
BP America Inc. 4.80% due 7/6/1999                                 28.200  28.064     .31
Siemens Capital Corp. 4.77% due 8/2/1999                           25.800  25.570     .28
Lloyds Bank PLC 4.80% due 7/6/1999                                 25.000  24.880     .27
Electricite de France 4.78% due 7/15/1999                          25.000  24.851     .27
General Electric Capital Corp. 4.82% due 6/8/1999                  20.300  20.278     .22
Toronto-Dominion Holdings USA Inc. 4.78% due 7/16/1999             13.300  13.217     .15

FEDERAL AGENCY DISCOUNT NOTES  -  0.50%
Freddie Mac 4.77% due 6/22/1999                                    45.700  45.568     .50
                                                                         ------------------
CERTIFICATES OF DEPOSIT -  0.19%
Canadian Imperial Bank of Commerce 4.86% due 6/1/1999              17.000  17.000     .19
                                                                         ------------------

NON-U.S. CURRENCY -  0.06%
New Taiwanese Dollar                                             NT$192.3   5.902     .06
                                                                         ------------------
TOTAL SHORT-TERM SECURITIES (cost: $958.007 million)                      957.053   10.47
                                                                         ------------------
TOTAL INVESTMENT SECURITIES (cost: $7,373.182 million)                   9,109.06   99.67
Excess of cash and receivables over payables                               30.688     .33

NET ASSETS                                                               $9,139.7 100.00%



(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2)  Non-income-producing security.

(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

(4) Valued under procedures approved by the Board of Directors.

(5)  Step-bond; coupon rate will increase at a later date.


ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements


Equity Securities Added
to the Portfolio Since
 November 30, 1998

Alcoa
AlliedSignal
Allstate
Athena Neurosciences
Baker Hughes
Bank Leumi le-Israel
Berkshire Hathaway
Billiton
BPB
British Steel
Cintas
Compaq Computer
Corning
Crown Castle International
CSX
Delphi Automotive Systems
Elan
Elan Finance
Embratel Participacoes
Forest Laboratories
Freeport-McMoRan Copper & Gold
Hays
Hongkong Land Holdings
Independent Insurance Group
IndyMac Mortgage Holdings
International Paper
Kimberly-Clark de Mexico
Korea Telecom
Limited
Loblaw
Lowe's
Luxottica Group
Mattel
Mercury General
Monsanto
MYCAL
NCL Holding
Nextel Communications
Niagara Mohawk Holdings
Seat Pagine Gialle
Shohkoh Fund
Siam Commercial Bank
Swedish Match
Swisscom
TI Group
Tandy
Teleglobe
THK
Toronto-Dominion Bank
Toshiba
Unibail
United Pan-Europe Communications
Volvo

Equity Securities Eliminated
from the Portfolio Since
 November 30, 1998

Allegheny Teledyne
Ameren
Ascend Communications
AutoZone
Barry Callebaut
Bayer
Cadbury Schweppes
Caterpillar
Centrais Geradoras do Sul do Brazil
Crown Cork & Seal
Cultor
DaimlerChrysler
Delta Electronics
English China Clays
Fannie Mae
Ford Motor
General RE
GIO Australia Holdings
Guardian Royal Exchange
Hong Kong Telecommuncations
Hutchison Whampoa
Indian Aluminium
Jardine Strategic Holdings
Kerry Properties
King World Productions
MAYR-MELNHOF Karton
Medallion Financial
Mitsui O.S.K. Lines
Modern Times Group
Nine West Group
Nippon Telegraph and Telephone
Nokia
NTL
Paribas
Publishing & Broadcasting
Rentokil Initial
Rockwell International
Security Capital Group
Security Dynamics Technologies
Svedala Industri
Teck
Texas Instruments
Union Pacific
Vanstar Financing Trust
Woolworths
YPF

Capital World Growth and Income Fund
Financial Statements                                                     Unaudited
----------------------------------------                -----------------------------
Statement of Assets and Liabilities                                   (dollars in
at May 31, 1999                                                          millions)
-----------------------------------------               -----------------------------
Assets:
Investment securities at market
 (cost: $6,415.175)                                                     $8,152.007
Short-term securities
 (cost: $958.007)                                                          957.053
Cash                                                                         3.085
Receivables for--
 Sales of investments                                         $29.050
 Sales of fund's shares                                        10.235
 Dividends and accrued interest                                33.020       72.305
                                                        -----------------------------
                                                                         9,184.450
Liabilities:
Payables for--
 Purchases of investments                                      29.568
 Repurchases of fund's shares                                   6.093
 Management services                                            3.351
 Accrued expenses                                               5.690       44.702
                                                        -----------------------------
Net Assets at May 31, 1999--
 Equivalent to $26.76 per share on
 341,568,412 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                    $9,139.748
                                                                      ===============



                                                                         Unaudited
                                                                      ---------------
Statement of Operations                                                (dollars in
for the six months ended May 31, 1999                                    millions)
---------------------------------------------           -----------------------------
Investment Income:
Income:
 Dividends                                                    $84.148
 Interest                                                      43.850     $127.998
                                                         ------------
Expenses:
 Management services fee                                       18.849
 Distribution expenses                                         10.670
 Transfer agent fee                                             3.480
 Reports to shareholders                                         .268
 Registration statement and prospectus                           .375
 Postage, stationery and supplies                                .618
 Directors' fees                                                 .067
 Auditing and legal fees                                         .055
 Custodian fee                                                  1.216
 Taxes other than federal income tax                             .194
 Other expenses                                                  .069       35.861
                                                        ----------------------------
 Net investment income                                                      92.137
                                                                      --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                          389.633
Net increase in unrealized appreciation                                    252.890
  on investments
 Net realized gain and increase in unrealized                         ---------------
  appreciation on investments                                              642.523
                                                                      ---------------
Net Increase in Net Assets Resulting
 from Operations                                                          $734.660
                                                                      ===============

----------------------------------------------          -----------------------------
                                                        Six months end  Year ended
Statement of Changes in Net Assets                            May 31, November 30,
(dollars in millions)                                           1999*         1998
----------------------------------------------          -----------------------------

Operations:
Net investment income                                      $   92.137   $  180.925
Net realized gain on investments                              389.633      753.023
Net increase in unrealized appreciation
 on investments                                               252.890      173.442
                                                        -----------------------------
  Net increase in net assets
   resulting from operations                                  734.660    1,107.390
                                                        -----------------------------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                         (69.084)    (176.534)
 Distributions from net realized gain on investments         (719.209)    (524.360)
                                                        -----------------------------
  Total dividends and distributions                          (788.293)    (700.894)

Capital Share Transactions:
Proceeds from shares sold: 20,443,304
 and 47,546,047 shares, respectively                          535.312    1,246.606
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 30,728,473 and 27,000,566 shares, respectively               753.406      665.329
Cost of shares repurchased: 23,270,935
 and 39,209,730 shares, respectively                         (609.883)  (1,010.432)
                                                        -----------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                                678.835      901.503
                                                        -----------------------------
Total Increase in Net Assets                                  625.202    1,307.999

Net Assets:
Beginning of period                                         8,514.546    7,206.547
                                                        -----------------------------
End of period (including undistributed
 net investment income: $37.354
 and $14.301, respectively)                                $9,139.748   $8,514.546
                                                        =============================


*Unaudited

See Notes to Financial Statements

Capital World Growth and Income Fund

Notes to Financial Statements                                     Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.  NON-U.S. TAXATION

Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1999, such non-U.S. taxes were $X,XXX,000. Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $4,679,000 for the six months ended May 31, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of May 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $1,733,682,000, of which $2,129,009,000 related to appreciated securities and $395,327,000 related to depreciated securities. During the six months ended May 31, 1999, the fund realized, on a tax basis, a net capital gain of $394,055,000 on securities transactions.

  Net losses related to non-U.S. currency transactions of $4,422,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $7,375,378,000 at May 31, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $18,849,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion and 0.39% of such assets in excess of $10.5 billion.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended May 31, 1999, distribution expenses under the Plan were $10,670,000. As of May 31, 1999, accrued and unpaid distribution expenses were $5,034,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,076,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,480,000.

 DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of May 31, 1999, aggregate deferred compensation and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $295,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $2,004,256,000 and $1,634,986,000, respectively, during the six months ended May 31, 1999.

 As of May 31, 1999, accumulated undistributed net realized gain on investments was $392,174,000 and additional paid-in capital was $6,976,101,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,216,000 includes $28,000 that was paid by these credits rather than in cash.

                                                                <c       <c
                                          Six months
Per-Share Data and Ratios                   ended
                                          May 31,   Year  ended   Novembe30
                                          1999 (1)   1998   1997     1996     1995  1994

Net Asset Value, Beginning of Period       $27.15 $25.89 $23.77   $20.22   $17.81 $17.00
                                          ------- --------------  -------  --------------
 Income From Investment Operations:
  Net investment income                       .27    .59    .640     .70      .61    .52
  Net gains or losses on securities (both
   realized and unrealized)                  1.84   3.12   3.045    3.91     2.72    .75
                                          ------- --------------  -------  --------------
   Total from investment operations          2.11   3.71   3.685    4.61     3.33   1.27
                                          ------- --------------  -------  --------------
 Less Distributions:
  Dividends (from net investment income)     (.21)  (.58) (.650)(2  (.72)(2  (.63)  (.46)
  Distributions (from capital gains)        (2.29) (1.87) (.915)    (.34)    (.29)     -
                                          ------- --------------  -------  --------------
   Total distributions                      (2.50) (2.45)(1.565)   (1.06)    (.92)  (.46)
                                          ------- --------------  -------  --------------
Net Asset Value, End of Period             $26.76 $27.15 $25.89   $23.77   $20.22 $17.81
                                          ======================= ======== ===============

Total Return (3)                          8.68%(4) 15.51% 16.36%   23.67%   19.41%  7.51%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)   $9,140 $8,515 $7,207   $5,139   $3,611 $2,784
 Ratio of expenses to average net assets  .40% (4)   .78%   .82%     .85%     .88%   .87%
 Ratio of net income to average net assets1.03% (4)  2.25%  2.53%    3.28%    3.24%  3.11%
 Portfolio turnover rate                  21.28% (4) 39.44% 32.41%   30.18%   25.50% 18.66%




(1)  Unaudited
(2)  Includes 0.2 cents and 1.5 cents
     realized non-U.S.currency gains
     treated as ordinary income in
     1997 and 1996, respectively, for
     federal income tax purposes.
(3)  Excludes maximum sales charge.
     of 5.75%
(4)  Based on operations for the period
     shown and, accordingly, not
     representative of a full year.


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recylced paper
Litho in USA AGD/AL/4217
Lit. No. WGI-013-0799